“UHOS”

JP Morgan Annual High Yield Conference 2005

February 2, 2005

Service you can count on.

SM

Universal   Hospital   Services

UHS
Universal | Hospital | Services
Service you can count on.™

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Universal Hospital Services, Inc. (“UHS”) believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: UHS’ history of net losses and substantial interest expense; UHS’ need for substantial cash to operate and expand its business as planned;
UHS’ substantial outstanding debt and debt service obligations; restrictions imposed by the terms of UHS’ debt; a decrease in the number of patients our customers are serving; UHS’ ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; UHS’ ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and
additional credit risks in increasing business with home care providers and nursing homes. These and other risk factors are detailed in UHS’ Annual Report on Form 10K/A for the year ended
December 31, 2003, filed with Securities and Exchange Commission.

This presentation contains non-GAAP measures as defined by SEC rules.  A reconciliation of these measures to the most directly comparable GAAP measures is contained in the appendix.

Universal | Hospital | Services

Service you can count on.™

“UHOS” Debt and Equity Overview

Private equity owned by JW Childs (majority
owner) and The Halifax Group (minority owner)

Public reporting company by virtue of our $260
million of 10.125% public senior notes due 2011

UHS
Universal | Hospital | Services
Service you can count on.

1
2
3
4

Medical
Equipment
Rental

Market Size:  $200 million

Competition:  Mediq and Local
                                      Mom & Pops

Maintain
& Repair

Redeploy
& Remarket

Equipment
Lifecycle
    Services SM

Plan &
Acquire

Manage
& Utilize

UHS – Then (1939-2000)   “Equipment Rental Company”

UHS
Universal | Hospital | Services
Service you can count on.

1
2
3
4

UHS – Today:  “Equipment Lifecycle Services” Company

Professional
Services

Recovery &
Brokerage

Medical
Equipment
Rental

Biomedical
Services

Amplifier of
other Quadrants

Market size of
$5 Billion**

Advent of AMPP*
addresses $5 Billion
market**

Market size of
$20 Billion**

*  Asset Management Partnership Program

** UHS Estimates

Equipment
Lifecycle
Services SM

Manage
& Utilize

Plan &
Acquire

Redeploy
& Remarket

Maintain
& Repair

*  CHAMP:  Community Hospital Asset Management Program

Provide growing, stable business

Resident programs are a key component of UHS’ growth

Addresses a significant untapped market

Improves our “Quality of Earnings”

Longer-term, on-site relationships

Residency places us in the flow of a hospital’s additive needs

Higher revenue per customer than supplemental/transactional business

Over 100 resident programs at 9/30/04   (AMPP; CHAMP®* / Resident
Biomed)

Resident Based Program Overview

UHS
Universal Hospital Services
Service you can count on.™

1
2
3
4

*  Outsourcing Gross Margin is after deduction of depreciation on Moveable Medical Equipment of $26.9 in the 9-months ended 9/30/04

This  segment is
substantially the rental of
“UHS-owned” equipment,
thus it is highly capital
intensive

Non-resident Rental of UHS-owned equipment

Supplemental (short-term)

Long Term

AMPP Resident Programs    (Asset Management Partnership Program)
Pay Per Use – utilization management and rental of UHS-owned equipment
Pay Per Touch – utilization management of customer-owned equipment

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

Equipment
Lifecycle
Services

Quadrant 2:    Outsourcing Segment

SM

Bariatrics:  suite of products for treatment of obesity

9 Months (millions)

2003

2004

% Change

Revenues

$ 104.9

$ 116.9

11%

Gross Margin*

$

55.3

Gross Margin %

47%

UHS
Universal | Hospital | Services
Service you can count on.

1
2
3
4

* Manufacturer Services - Outsourced biomedical services provided to manufacturers on a resident, response or scheduled basis

This segment focuses on
maintaining & repairing
“customer-owned” equipment,
thus is low capital intensity

Technical Services:

Maintain & Repair Customer-owned Equipment:

Non-resident, response-based Biomedical Services

Resident-Based Programs:

      CHAMP®: small hospitals in rural areas

     Resident Biomed: larger hospitals in urban areas

Manufacturer Services*

Equipment
Lifecycle
Services

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

SM

Quadrant 3:     Technical Services Segment

9 Months (millions)

2003

2004

% Change

Revenues

$ 10.3

$ 18.1

75%

Gross Margin

$

5.5

Gross Margin %

30%

UHS
Universal Hospital Services
Service you can count on.

1
2
3
4

This segment has low-to-
moderate capital intensity via
short-term inventory needs

Asset recovery and equipment brokerage

New equipment sales

Logistics Management

Disposable Sales   (rationalizing this activity)

Quadrant 4:  Medical Equipment Sales, Remarketing and
Disposables

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

Equipment
Lifecycle
Services

Manage &
Utilize

SM

9 Months (millions)

2003

2004

% Change

Revenues

$11.1

$ 12.8

15%

Gross Margin

$  3.0

Gross Margin %

24%

Prior to 2004, activity focused on supporting the other 3 quadrants

2004 and Beyond

Stand-alone, fee-based Consulting Services

Expansion of offerings that build on UHS’ proprietary database and industry expertise

Professional Services:

Technology assessment baseline reporting

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Quadrant 1:     Plan & Acquire

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

Equipment
Lifecycle
Services

SM

UHS
Universal|Hospital|Services
Service you can count on.

National Infrastructure

Large and modern medical equipment fleet

Seattle

Portland

Sacramento

San Francisco

Fresno

Ventura

Pasadena

Anaheim

San Bernardino

San Diego

Tucson

Phoenix

Albuquerque

Denver

Salt Lake
City

Lubbock

San Antonio

Houston

Kansas City

Wichita

Tulsa

Oklahoma City

Dallas

New
Orleans

Mobile

Birmingham

Atlanta

Little Rock

Jacksonville

Ft. Lauderdale

Tampa

Oakland

Las Vegas

St. Louis

Omaha

Sioux Falls

Bismarck

Fargo

Minneapolis

Duluth

Appleton

Madison

West Allis

Rockford

Iowa City

Bloomington

Indianapolis

Naperville

Chicago

Toledo

Milwaukee

Marquette

Grand Rapids

Detroit

Rochester

Cleveland

Pittsburgh

Akron

Columbus

Cincinnati

Louisville

Nashville

Memphis

Knoxville

Raleigh

Charlotte

Columbia

Charleston

Richmond

Norfolk

Washington D.C.

Baltimore/

Philadelphia

New York

Long Island

Hartford

Boston

Danvers

District Office

Centers of Excellence

Honolulu

Hawaii

Significant Competitive Advantages

UHS
Universal | Hospital | Services
Service you can count on.

2.7

3.1

(0.4)

(0.2)

-1.0

0.0

1.0

2.0

3.0

4.0

5.0

2001

2002

2003

2004  Est

% Change in Hospital
Census

(source: UHS Estimates)

UHS has
continued to
grow through
these
challenges

UHS Performance – Year-to-Date 9/30/04

Transition from “Rental” to “Equipment Lifecycle Services
Company” in progress

Low-capital intensive businesses have grown over 40% YTD

Challenges:

Increase in capital spending by hospitals (lowers rental demand)

Bad Debt / Indigent Patients continue to be challenges for hospitals

Significant change in UHS business model

Significant personnel changes in management, sales, operations

Flat to down hospital census (see below)

0

50

100

150

200

1999

2000

2001

2002

2003

Last 12 Months

Ended 9/30/04

Outsourcing

Sales &
Remarketing

Services

*Refer to appendix for reconciliation of EBITDA before mgmt and board fees to Cash Flow from Operations

Revenues

EBITDA before
management &
board fees*

Financing/
Reorganization
Charges

Performance Metric Growth   ($ millions)

UHS
Universal|Hospital|Services
Service you can count on.™

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50

4.00

4.50

5.00

Dec-99

Mar-00

Jun-00

Sep-00

Dec-00

Mar-01

Jun-01

Sep-01

Dec-01

Mar-02

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

Sep-04

* Debt / EBITDA as per bank covenant calculations  (note that covenant definitions include trailing 12 month pro forma
EBITDA for acquisitions; refer to covenant definitions in our 10-Q disclosure dated November 12, 2003)

Company executed
a recap in 1998
when going private

UHS has historically de-leveraged via EBITDA growth, choosing to reinvest its free cash in growing the business and maintaining amongst the industry’s most modern fleets

Pro Forma Leverage Trend (Bank Covenant Debt / EBITDA*)

Recap in 4th Qtr of 2003

UHS
Universal | Hospital | Services
Service you can count on.™

Continued Transition to “Lifecycle” Company

Growth of resident programs

Growth of less capital intensive business

Manufacturer partnerships

Acquisitions; new products and services

Changing Healthcare Marketplace

Hospital census

Healthcare legislation

Competition:  bundling

2005 Key Drivers

UHS

Universal Hospital Services

Service you can count on.

UHS’ goal is clear:

“Extend our position as a leading Medical Equipment Lifecycle Services
Company”

Competitive advantage

Excellent customer service reputation for over 60 years!

Large and modern fleet of medical equipment

National infrastructure with approximately 3,100 hospital customers, 3,150 alternative site customers; 300 manufacturing customers

Strong growth opportunities with Equipment
Lifecycle Program

Resident programs

Manufacturer relationships

Summary

“UHOS”

JP Morgan Annual High Yield Conference 2005

February 2, 2005

Universal   Hospital   Services

Service you can count on.

SM

Universal | Hospital | Services
Service you can count on.™

Appendix

UHS

Universal | Hospital | Services

Service you can count on.™

EBITDA

1999

2000

2001

2002

2003

LTM Sept

2004

Net cash provided by operating activities

15.2

$

28.2

$

31.7

$

40.2

$

16.0

$

23.3

$

Changes in operating assets and liabilities

4.2

(3.5)

0.4

4.1

7.4

(6.5)

Other non-cash expenses

(2.1)

(2.3)

(3.7)

(11.7)

(7.4)

(6.3)

Current income taxes

0.6

0.1

0.1

0.1

0.3

0.3

Interest expense

18.0

20.7

19.6

18.1

20.2

29.7

EBITDA

35.9

$

43.2

$

48.1

$

50.8

$

36.5

$

40.5

$

Add back:  Management & board fees

0.0

$

0.3

$

0.4

$

0.3

$

0.3

$

0.6

$

EBITDA before management & board fees

35.9

$

43.5

$

48.5

$

51.1

$

36.8

$

41.1

$

Financing and Reorganization Charges

Recapitalization, stock compensation,

-

$

-

$

1.6

$

10.1

$

14.4

$

14.4

$

and severance expenses

Terminated IPO expenses

-

$

-

$

1.2

$

-

$

-

$

-

$

Loss on early retirement of debt

1.3

$

-

$

-

$

-

$

13.3

$

13.3

$

Subtotal

1.3

$

-

$

2.8

$

10.1

$

27.7

$

27.7

$

Total Revenues

92.2

$

106.0

$

125.6

$

153.8

$

171.0

$

184.7

$

EBITDA Reconciliation 1999 –  LTM Sep 2004  ($ millions)